FOURTH AMENDMENT TO CREDIT AGREEMENT
Dated as of August 30, 2018
among
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
as the Company,
FLEETCOR TECHNOLOGIES, INC.,
as the Parent,
THE DESIGNATED BORROWERS PARTY HERETO,
CAMBRIDGE MERCANTILE CORP. (U.S.A.),
as the Additional Borrower,
THE OTHER GUARANTORS PARTY HERETO,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer,
and
THE OTHER LENDERS PARTY HERETO
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Sole Lead Arranger and Sole Bookrunner

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of August 30, 2018 (the “Fourth Amendment Effective Date”) is entered into among FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, a Georgia limited liability company (the “Company”), FLEETCOR TECHNOLOGIES, INC., a Delaware corporation (the “Parent”), the Designated Borrowers party hereto (including FleetCor Luxembourg Holding2, a société à responsabilité limitée, incorporated under the laws of the Grand-Duchy of Luxembourg, with a share capital of EUR 143,775,650, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Registre de Commerce et des Sociétés, Luxembourg under number B 121.980), Cambridge Mercantile Corp. (U.S.A.), a Delaware corporation (the “Additional Borrower”), the other Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below) as amended hereby.

RECITALS

WHEREAS, pursuant to that certain Credit Agreement, dated as of October 24, 2014 (as amended, modified, supplemented, increased or extended from time to time, the “Credit Agreement”), among the Company, the Parent, the Designated Borrowers from time to time party thereto, the Additional Borrower, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, the Lenders have agreed to provide the Borrowers with the credit facilities provided for therein; and

WHEREAS, the Company has requested certain amendments to the Credit Agreement, as more particularly set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments. The Credit Agreement is hereby amended as follows:
(a)    The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Fourth Amendment Effective Date” means August 30, 2018.
“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“LIBOR Successor Rate” has the meaning specified in Section 3.07.
“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Company).
“Scheduled Unavailability Date” has the meaning specified in Section 3.07.
(b)    The definition of “Sanction(s)” in Section 1.01 of the Credit Agreement is amended to insert “the Canadian Government,” immediately before “the United Nations Security Council”.
(c)    The reference to “$1,000,000,000” in the definition of “Consolidated Leverage Ratio” of the Credit Agreement is amended to read “$1,200,000,000”.
(d)    In Section 2.04(b)(i) of the Credit Agreement, (i) the reference to “1:00 p.m.” is amended to read “3:00 p.m.”, (ii) the reference to “2:00 p.m.” is amended to read “4:00 p.m. and (iii) the reference to “3:00 p.m.” is amended to read “5:00 p.m.
(e)    Section 3.07 of the Credit Agreement is hereby amended to be Section 3.08 of the Credit Agreement and a new Section 3.07 is hereby added to the Credit Agreement to read as follows:
3.07    LIBOR Successor Rate.
Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Company) that the Company or Required Lenders (as applicable) have determined, that: (a) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; (b) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”); or (c) syndicated loans currently being executed, or that include language similar to that contained in this Section 3.07, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR; then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Company may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Company unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment.
If no LIBOR Successor Rate has been determined and the circumstances under clause (a) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) shall be suspended, and (y) the Eurocurrency Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Company may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, in the case of any request for a Borrowing of Eurocurrency Rate Loans, will be deemed to have converted any such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.
Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.
(f)    Section 6.15 of the Credit Agreement is amended to (i) insert “(a)” before the existing paragraph in such section and (ii) insert a new paragraph to read as follows:
(b)    As of the Fourth Amendment Effective Date, the information included in any Beneficial Ownership Certification delivered to the Administrative Agent or any Lender, if applicable, is true and correct in all respects.
(g)    The reference to “$1,200,000,000” in Section 8.03(f) of the Credit Agreement is amended to read “$1,500,000,000”.
(h)    The reference to “Section 3.07” in Section 10.06 of the Credit Agreement is amended to read “Section 3.08”.
(i)    In the final proviso to Section 11.01 of the Credit Agreement, (i) the reference to “and” prior to clause (ix) is deleted and (ii) immediately following clause (ix), a new clause (x) is inserted to read as follows:
and (x) this Agreement may be amended to replace LIBOR with a LIBOR Successor Rate and to make any necessary LIBOR Successor Rate Conforming Changes in connection therewith, in each case as contemplated by Section 3.07
(j)    The last sentence of Section 11.17 of the Credit Agreement is amended to read as follows:
Each Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act and the Beneficial Ownership Regulation.
2.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)    Receipt by the Administrative Agent of counterparts of this Amendment duly executed by (i) a Responsible Officer of the Company, the Designated Borrowers, the Additional Borrower and the Guarantors and (ii) the Required Lenders.
(b)    With respect to any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, delivery by such Borrower, to each Lender that so requests, of a Beneficial Ownership Certification in relation to such Borrower.
(c)    Unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel, if so requested by the Administrative Agent) to the extent invoiced prior to or on the Fourth Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).
For purposes of determining compliance with the conditions specified in this Section, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objections.

3.    Miscellaneous.

(a)    The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended hereby.
(b)    Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment and the transactions contemplated hereby, (ii) affirms all of its obligations under the Loan Documents to which it is a party and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents to which it is a party.
(c)    Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(i)    The execution, delivery and performance by such Loan Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and do not (A) contravene the terms of any of such Loan Party’s Organization Documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (I) any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (II) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (C) violate any Law.
(ii)    This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, subject to laws generally affecting creditors’ rights, to statutes of limitations and to principles of equity.
(iii)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment or the Credit Agreement as amended hereby.
(iv)    The representations and warranties of such Loan Party set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Fourth Amendment Effective Date with the same effect as if made on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 3(c)(iv), the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 7.01 of the Credit Agreement.
(v)    No Default has occurred and is continuing or would result from the transactions contemplated by this Amendment.
(vi)    The Persons signing this Amendment as Guarantors include all of the Subsidiaries existing as of the Fourth Amendment Effective Date that are required to become Guarantors pursuant to the Credit Agreement on or prior to the Fourth Amendment Effective Date.
(g)    This Amendment may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or in any other electronic format (such as .pdf format) shall be effective as delivery of a manually executed original counterpart of this Amendment.
(h)    This Amendment is a Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.
(i)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. THIS AMENDMENT SHALL BE FURTHER SUBJECT TO THE TERMS AND CONDITIONS OF SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT, THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.
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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered by a duly authorized officer as of the date first above written.

COMPANY:            FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
a Georgia limited liability company

By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer

PARENT:            FLEETCOR TECHNOLOGIES, INC.,
a Delaware corporation

By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer

DESIGNATED
BORROWERS:            FLEETCOR UK ACQUISITION LIMITED,
a private limited company registered in England and Wales

By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Director

ALLSTAR BUSINESS SOLUTIONS LIMITED,
a private limited company registered in England and Wales

By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Director

BUSINESS FUEL CARDS PTY LTD (formerly FleetCor Technologies Australia Pty Ltd), a proprietary limited company registered in Australia, in accordance with section 127 of the Corporations Act 2001 (Cth)
ACN 161 721 106

By: /s/ Eric Dey
Name: Eric Dey
Title: Director

By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Director
FLEETCOR TECHNOLOGIES NEW ZEALAND LIMITED,
a company registered in New Zealand

By: /s/ Steven Joseph Pisciotta
Name: Steven Joseph Pisciotta
Title: Director

FLEETCOR LUXEMBOURG HOLDING2,
a société à responsabilité limitée incorporated under the laws of Luxembourg

By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Type A Manager

ADDITIONAL
BORROWER:            CAMBRIDGE MERCANTILE CORP. (U.S.A.),
a Delaware corporation

By: /s/ Gary McDonald
Name: Gary McDonald
Title: President

GUARANTORS:        CFN HOLDING CO.,
a Delaware corporation
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
CLC GROUP, INC.,
a Delaware corporation
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
CORPORATE LODGING CONSULTANTS, INC.,
a Kansas corporation
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer

CREW TRANSPORTATION SPECIALISTS, INC.,
a Kansas corporation
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
MANNATEC, INC.,
a Georgia corporation
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
FLEETCOR FUEL CARDS LLC,
a Delaware limited liability company
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
PACIFIC PRIDE SERVICES, LLC,
a Delaware limited liability company
By: /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
FCHC HOLDING COMPANY, LLC,
a Delaware limited liability company
By: /s/ John Coughlin
Name: John Coughlin
Title: President

COMDATA INC.,
a Delaware corporation
By: /s/ Robert E. Kribbs
Name: Robert E. Kribbs
Title: Vice President

COMDATA TN, INC.,
a Tennessee corporation
By: /s/ Robert E. Kribbs
Name: Robert E. Kribbs
Title: Vice President
COMDATA NETWORK, INC. OF CALIFORNIA,
a California corporation
By: /s/ Robert E. Kribbs
Name:    Robert E. Kribbs
Title: Vice President

CAMBRIDGE MERCANTILE CORP. (NEVADA),
a Delaware corporation
By: /s/ Michael Rockouski
Name: Michael Rockouski
Title: President

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Elizabeth Uribe
Name: Elizabeth Uribe
Title: Assistant Vice President

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By: /s/ Ryan Maples
Name: Ryan Maples
Title: Sr. Vice President

STOCK YARDS BANK & TRUST COMPANY,
as a Lender

By: /s/ Joe Morrison
Name: Joe Morrison
Title: Vice President

FIRST HAWAIIAN BANK,
as a Lender

By: /s/ Christopher M. Yasuma
Name: Christopher M. Yasuma
Title: Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By: /s/ Jill Wong
Name: Jill Wong
Title: Director

By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director

RAYMOND JAMES BANK, N.A.,
as a Lender

By: /s/ Joseph A. Ciccolini
Name: Joseph A. Ciccolini
Title: Senior Vice President

CREDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH,
as a Lender

By: /s/ Garry Weiss
Name: Garry Weiss
Title: Managing Director

By: /s/ Marcus Edward
Name: Marcus Edward
Title: Managing Director

THE BANK OF NOVA SCOTIA,
as a Lender

By: /s/ Michael Grad
Name: Michael Grad
Title: Director
JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Matthew Cheung
Name: Matthew Cheung
Title: Vice President

STIFEL BANK & TRUST,
as Lender

By: /s/ Daniel P. McDonald
Name: Daniel P. McDonald
Title: Assistant Vice President

TD BANK, N.A.,
as a Lender

By: /s/ Craig Welch
Name: Craig Welch
Title: Senior Vice President

REGIONS BANK,
as a Lender

By: /s/ Jason Douglas
Name: Jason Douglas
Title: Director

THE HUNTINGTON BANK,
as a Lender

By: /s/ Ryan Benefiel
Name: Ryan Benefiel
Title: Portfolio Manager

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Jennifer Flann
Name: Jennifer Flann
Title: Vice President

BARCLAYS BANK PLC,
as a Lender

By: /s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

CAPITAL ONE BANK, N.A.,
as a Lender

By: /s/ Jon Malden
Name: Jon Malden
Title: Sr. Director

Blue Cross of Idaho Health Service, Inc.
By: Seix Investment Advisors LLC, as Investment Manager,
as a Lender

By: /s/ Deirdre A. Dillon, Esq.
Name: Deirdre A Dillon, Esq.
Title: Chief Compliance Officer

City National Rochdale Fixed Income Opportunities Fund
By: Seix Investment Advisors LLC, as Subadviser,
as a Lender

By: /s/ Deirdre A. Dillon, Esq.
Name: Deirdre A. Dillon, Esq.
Title: Chief Compliance Officer

Seix Multi-Sector Absolute Return Fund L.P.
By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member, as a Lender

By: /s/ Deirdre A. Dillon, Esq.
Name: Deirdre A. Dillon, Esq.
Title: Chief Compliance Officer

Virtus Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Subadviser,
as a Lender

By: /s/ Deirdre A. Dillon, Esq.
Name: Deirdre A. Dillon, Esq.
Title: Chief Compliance Officer

AZB FUNDING 7,
as a Lender

By: /s/ Shuji Tsubota
Name: Shuji Tsubota
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Andrew Fraser
Name: Andrew Fraser
Title: Vice President
SYNOVUS BANK,
as a Lender

By: /s/ Matthew R. McKee
Name: Matthew R. McKee
Title: Corporate Banker

INDUSTRIAL AND COMMERICAL BANK OF CHINA,
NEW YORK BRANCH,
as a Lender

By: /s/ Yuanyuan Peng
Name: Yuanyuan Peng
Title: Director

INDUSTRIAL AND COMMERCIAL BANK OF CHINA,
NEW YORK BRANCH
as a Lender

By: /s/ Dayi Liu
Name: Dayi Liu
Title: Executive Director

MUFG BANK, LTD. (f.k.a. The Bank of Tokyo-Mitsubishi UFJ, Ltd.)
as a Lender

By: /s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Director

MIZUHO BANK LTD.,
as a Lender

By: /s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

CTBC BANK CO., LTD., NEW YORK BRANCH,
as a Lender

By: /s/ Ralph Wu
Name: Ralph Wu
Title: SVP & Branch General Manager

SANTANDER BANK, N.A.,
as a Lender

By: /s/ Shamir Ghosh
Name: Shamir Ghosh
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Lex Mayers
Name: Lex Mayers
Title: Senior Vice President

Telos CLO 2013-3, Ltd.
as a Lender
Managed by Telos Asset Management LLC

By: /s/ Ro Toyoshima
Name: Ro Toyoshima
Title: Managing Director

Venture 28A CLO, Limited
as a Lender

By: its investment advisor
MJX Venture Management II LLC

By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

VENTURE XIII CLO, Limited
as a Lender
By: its Investment Advisor
MJX Venture Management LLC

By: /s/ Atha Baugh
Title: Managing Director

VENTURE XIV CLO, Limited
as a Lender

By: its investment advisor
MJX Venture Management LLC

By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

VENTURE XV CLO, Limited
as a Lender

By: its investment advisor
MJX Asset Management LLC

By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

Venture XVIII CLO, Limited
as a Lender

By: its investment advisor
MJX Venture Management II LLC

By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

VENTURE XX CLO, Limited
as a Lender

By: its investment advisor
MJX Venture Management LLC

By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

Venture XXI CLO, Limited
as a Lender

By: its investment advisor
MJX Venture Management LLC

By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

Venture XXIII CLO, Limited
as a Lender

By: its investment advisor
MJX Asset Management LLC

By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

VENTURE XXIV CLO, Limited
as a Lender

By: its investment advisor
MJX Venture Management LLC

By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

Venture XXX CLO, Limited
as a Lender

By: its investment advisor
MJX Venture Management II LLC

By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

Venture XXIV CLO, Limited
as a Lender

By: its investment advisor
MJX Asset Management LLC

By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

Venture VII CDO, Limited
as a Lender

By: its investment advisor
MJX Asset Management, LLC

By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

Venture 32 CLO, Limited
as a Lender

By: its investment advisor
MJX Asset Management LLC

By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

Venture XVII CLO, Limited
as a Lender

By: its investment advisor,
MJX Asset Management, LLC

By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

Venture XXII CLO, Limited
as a Lender

By: its investment advisor,
MJX Venture Management II LLC

By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

Venture XXIX CLO, Limited
as a Lender

By: its investment advisor,
MJX Venture Management II LLC

By: /s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

BANCO DE SABADELL, S.A., MIAMI BRANCH,
as a Lender

By: /s/ Ignacio Alcaraz
Name: Ignacio Alcaraz
Title: Head of Structure Finance Americas

FIFTH THIRD BANK,
as a Lender

By: /s/ Dan Kometor
Name: Dan Kometor
Title: Senior Relationships Manager

FIFTH TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jay W. Dale
Name: Jay W. Dale
Title: Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director